EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Red Cat Holdings, Inc. (the “Company”), for the quarter ended January 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Thompson, Chief Executive Officer of the Company, and I, Joseph Hernon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2020	By:	/s/ Jeffrey Thompson
	Name:	Jeffrey Thompson
	Title:	Chief Executive Officer
(Principal Executive Officer)

Date: March 23, 2020	By:	/s/ Joseph P. Hernon
	Name:	Joseph Hernon
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)